                                                                    EXHIBIT 4.10
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                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                            METLIFE CAPITAL TRUST II


                            [                ], 2001



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                                TABLE OF CONTENTS

                                                                                                Page
                                   ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1     DEFINITIONS...................................................................    2

                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1     TRUST INDENTURE ACT; APPLICATION..............................................    9
SECTION 2.2     LISTS OF HOLDERS OF SECURITIES................................................    9
SECTION 2.3     REPORTS BY THE PROPERTY TRUSTEE...............................................   10
SECTION 2.4     PERIODIC REPORTS TO PROPERTY TRUSTEE..........................................   10
SECTION 2.5     EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT..............................   10
SECTION 2.6     EVENTS OF DEFAULT; WAIVER.....................................................   11
SECTION 2.7     EVENT OF DEFAULT; NOTICE......................................................   13

                                   ARTICLE III
                                  ORGANIZATION

SECTION 3.1     NAME..........................................................................   14
SECTION 3.2     OFFICE........................................................................   14
SECTION 3.3     PURPOSE.......................................................................   14
SECTION 3.4     AUTHORITY.....................................................................   15
SECTION 3.5     TITLE TO PROPERTY OF THE TRUST................................................   15
SECTION 3.6     POWERS AND DUTIES OF THE ADMINISTRATIVE TRUSTEES..............................   15
SECTION 3.7     PROHIBITION OF ACTIONS BY THE TRUST AND THE ADMINISTRATIVE TRUSTEES...........   18
SECTION 3.8     POWERS AND DUTIES OF THE PROPERTY TRUSTEE.....................................   19
SECTION 3.9     CERTAIN DUTIES AND RESPONSIBILITIES OF THE PROPERTY TRUSTEE...................   22
SECTION 3.10    CERTAIN RIGHTS OF PROPERTY TRUSTEE............................................   24
SECTION 3.11    DELAWARE TRUSTEE..............................................................   27
SECTION 3.12    EXECUTION OF DOCUMENTS........................................................   27

SECTION 3.13     NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.......................   27
SECTION 3.14     DURATION OF TRUST............................................................   27
SECTION 3.15     MERGERS......................................................................   28

                                   ARTICLE IV
                                     SPONSOR

SECTION 4.1     SPONSOR'S PURCHASE OF COMMON SECURITIES.......................................   30
SECTION 4.2     RIGHTS AND RESPONSIBILITIES OF THE SPONSOR....................................   30
SECTION 4.3     RIGHT TO PROCEED..............................................................   31

                                   ARTICLE V
                                    TRUSTEES

SECTION 5.1     NUMBER  OF TRUSTEES...........................................................   31
SECTION 5.2     DELAWARE TRUSTEE..............................................................   32
SECTION 5.3     PROPERTY TRUSTEE; ELIGIBILITY.................................................   32
SECTION 5.4     CERTAIN QUALIFICATIONS OF ADMINISTRATIVE TRUSTEES AND DELAWARE TRUSTEE
                GENERALLY.....................................................................   33
SECTION 5.5     ADMINISTRATIVE TRUSTEES.......................................................   34
SECTION 5.6     APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES..............................   34
SECTION 5.7     VACANCIES AMONG TRUSTEES......................................................   36
SECTION 5.8     EFFECT OF VACANCIES...........................................................   36
SECTION 5.9     MEETINGS......................................................................   37
SECTION 5.10    DELEGATION OF POWER...........................................................   37
SECTION 5.11    MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS...................   38

                                   ARTICLE VI
                                  DISTRIBUTIONS

SECTION 6.1     DISTRIBUTIONS.................................................................   38

                                  ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1     GENERAL PROVISIONS REGARDING SECURITIES.......................................   39
SECTION 7.2     PAYING AGENT/REGISTRAR........................................................   40

                                  ARTICLE VIII
                              TERMINATION OF TRUST

SECTION 8.1     DISSOLUTION OF TRUST..........................................................   41

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

SECTION 9.1     TRANSFER OF SECURITIES........................................................   42
SECTION 9.2     TRANSFER OF CERTIFICATES......................................................   42
SECTION 9.3     DEEMED SECURITY HOLDERS.......................................................   43
SECTION 9.4     BOOK ENTRY INTERESTS..........................................................   43
SECTION 9.5     NOTICES TO CLEARING AGENCY....................................................   44
SECTION 9.6     APPOINTMENT OF SUCCESSOR CLEARING AGENCY......................................   44
SECTION 9.7     DEFINITIVE PREFERRED SECURITY CERTIFICATES....................................   45
SECTION 9.8     MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.............................   45

                                    ARTICLE X
                       LIMITATION OF LIABILITY OF HOLDERS
                        OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1     LIABILITY....................................................................   46
SECTION 10.2     EXCULPATION..................................................................   47
SECTION 10.3     FIDUCIARY DUTY...............................................................   47
SECTION 10.4     [Intentionally Deleted.].....................................................   48
SECTION 10.5     OUTSIDE BUSINESSES...........................................................   48

                                   ARTICLE XI
                                   ACCOUNTING

SECTION 11.1     FISCAL YEAR..................................................................   49
SECTION 11.2     CERTAIN ACCOUNTING MATTERS...................................................   50
SECTION 11.3     BANKING......................................................................   50
SECTION 11.4     WITHHOLDING..................................................................   51

                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

SECTION 12.1     AMENDMENTS...................................................................   51
SECTION 12.2     MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN CONSENT.............   53

                                  ARTICLE XIII
                           REPRESENTATIONS OF PROPERTY
                          TRUSTEE AND DELAWARE TRUSTEE

SECTION 13.1     REPRESENTATIONS AND WARRANTIES OF PROPERTY TRUSTEE...........................   55
SECTION 13.2     REPRESENTATIONS AND WARRANTIES OF DELAWARE TRUSTEE...........................   56

                                   ARTICLE XIV
                                  MISCELLANEOUS

SECTION 14.1     NOTICES......................................................................   57
SECTION 14.2     GOVERNING LAW................................................................   59
SECTION 14.3     INTENTION OF THE PARTIES.....................................................   59
SECTION 14.4     HEADINGS.....................................................................   59
SECTION 14.5     SUCCESSORS AND ASSIGNS.......................................................   59
SECTION 14.6     PARTIAL ENFORCEABILITY.......................................................   59
SECTION 14.7     COUNTERPARTS.................................................................   59
SECTION 14.8     CUSIP NUMBERS................................................................   60

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                            METLIFE CAPITAL TRUST II

                            [                ], 2001


      AMENDED AND RESTATED DECLARATION OF TRUST (the "Declaration") dated and
effective as of [        ], 2001, by the Trustees (as defined herein), the
Sponsor (as defined herein) and by the Holders (as defined herein), from time to time, of the securities representing undivided beneficial interests in the assets of the Trust (as defined herein) to be issued pursuant to this Declaration;

      WHEREAS, certain of the Trustees and the Sponsor established MetLife Capital Trust II (the "Trust"), a trust under the Business Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of May 17, 2001 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on May 17, 2001 for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer (each, as defined herein);

      WHEREAS, all of the parties hereto, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

      NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held by the Trust for the benefit of the Holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1 DEFINITIONS.

      UNLESS THE CONTEXT OTHERWISE REQUIRES:

      (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

      (b) a term defined anywhere in this Declaration has the same meaning throughout;

      (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

      (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

      (e) a term defined in the Trust Indenture Act (as defined herein) has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

      (f) a reference to the singular includes the plural and vice versa.

      "Administrative Trustee" and "Administrative Trustees" have the meaning set forth in Section 5.1.

      "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. When used with respect to any Person, "control" means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" and "under common control with" have meanings correlative to the foregoing.

      "Agent" means any Paying Agent or Registrar.

      "Authorized Officer" means (i) with respect to the Sponsor, the Chief Executive Officer, the Chief Financial Officer, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Sponsor and (ii) with respect to any other Person, any Person that is authorized to bind such Person.

      "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

      "Business Day" means any day other than Saturday, Sunday or a day on which banking institutions and trust companies in The City of New York are authorized or required by law, regulation or executive order to close.

      "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

      "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

      "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

      "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

      "Closing Date" means the "Closing Date" under the Underwriting Agreement.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

      "Commission" means the Securities and Exchange Commission.

      "Common Security" has the meaning set forth in Section 7.1.

      "Common Securities Guarantee" means the guarantee agreement to be dated as
of [                ] of the Sponsor in respect of the Common Securities.

      "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

      "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at Bank One Trust Company, N.A., 1 Bank One Plaza, Suite 121-0430, Chicago, Illinois 60670, Attention: Global Corporate Trust Services.

      "Covered Person" means (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

      "Debenture Issuer" means MetLife, Inc., a Delaware corporation, in its capacity as issuer of the Debentures under the Indenture.

      "Debenture Trustee" means Bank One Trust Company, N.A., as trustee under the Senior Indenture (as defined in the definition of "Indenture" herein) until a successor is appointed thereunder, and thereafter means such successor trustee, or Bank One Trust Company, N.A., as trustee under the Subordinated Indenture (as defined in the definition of "Indenture" herein) until a successor is appointed thereunder, and thereafter means such successor trustee.

      "Debentures" means the series of [ ]% debentures to be issued by the Debenture Issuer under the Indenture, a specimen certificate for such series of Debentures being Exhibit B.

      "Definitive Preferred Securities Certificates" has the meaning set forth in Section 9.4.

      "Delaware Trustee" has the meaning set forth in Section 5.2.

      "Direction" by a Person means a written direction signed:

            (a) if the Person is a natural person, by that Person; or

            (b) in any other case, in the name of such Person by one or more Authorized Officers of that Person.

      "Direct Action" has the meaning set forth in Section 3.8(e).

      "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

      "DTC" means The Depository Trust Company, the initial Clearing Agency.

      "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

      "Global Certificate" has the meaning set forth in Section 9.4.

      "Holder" or "holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

      "Indemnified Person" means a Sponsor Indemnified Person.

      "Indenture" means either the Senior Indenture, dated as of [         ],
between the Debenture Issuer and the applicable Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued
(the "Senior Indenture"), or the Subordinated Indenture, dated as of [        ],
between the Debenture Issuer and the applicable Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued (the "Subordinated Indenture").

      "Investment Company" means an investment company as defined in the Investment Company Act.

      "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

      "Legal Action" has the meaning set forth in Section 3.6(f).

      "Liquidation Distribution" has the meaning set forth in Annex I.

      "Majority in liquidation amount of the Securities" means, except as provided in the terms and conditions of the Preferred Securities set forth in Annex I hereto or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount of all outstanding Securities of the relevant class.

      "Officer's Certificate" means, with respect to any Person, a certificate signed by an Authorized Officer of such Person. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

            (a) a statement that the officer signing the Officer's Certificate has read the covenant or condition and the definitions relating thereto;

            (b) a brief statement of the nature and scope of the examination or investigation undertaken by the officer in rendering the Officer's Certificate;

            (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

      "Paying Agent" has the meaning set forth in Section 7.2.

      "Payment Amount" has the meaning set forth in Section 6.1.

      "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

      "Preferred Security" has the meaning set forth in Section 7.1.

      "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

      "Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Exhibit A-1.

      "Preferred Securities Guarantee" means the guarantee agreement, dated as
of [          ] of the Sponsor and Bank One Trust Company, N.A., as trustee for the benefit of the Holders from time to time of the Preferred Securities.

      "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

      "Property Trustee Account" has the meaning set forth in Section 3.8(c).

      "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

      "Registrar" has the meaning set forth in Section 7.2.

      "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

      "Responsible Officer" means, with respect to the Property Trustee, any officer within the Corporate Trust Office of the Property Trustee (or any successor of the Property Trustee), including, but not limited to, any vice-president, any assistant vice-president, any assistant secretary, any assistant treasurer or other officer of the Corporate Trust Office of the Property Trustee assigned by the Property Trustee to administer its corporate trust matters and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject, in each case who shall have direct responsibility for the administration of this Declaration.

      "Securities" means the Common Securities and the Preferred Securities.

      "Securities Guarantees" means the Common Securities Guarantee and the Preferred Securities Guarantee.

      "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

      "Sponsor" means MetLife, Inc., a Delaware corporation, or any successor entity in a merger or consolidation, in its capacity as sponsor of the Trust.

      "Sponsor Indemnified Person" means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee or any Affiliate of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

      "Successor Delaware Trustee" has the meaning set forth in Section 5. 6(b)(ii).

      "Successor Entity" has the meaning set forth in Section 3.15(b)(i).

      "Successor Property Trustee" has the meaning set forth in Section 3.8(f)(ii).

      "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

      "10% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities set forth in Annex I hereto or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount of all outstanding Securities of the relevant class.

      "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

      "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

      "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

      "Underwriting Agreement" means the Underwriting Agreement for the offering and sale of the Preferred Securities.

                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1 TRUST INDENTURE ACT; APPLICATION.

      (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

      (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

      (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

      (d) Any application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2 LISTS OF HOLDERS OF SECURITIES.

      (a) Each of the Sponsor and the Administrative Trustees, on behalf of the Trust, shall provide the Property Trustee (i) within 15 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Administrative Trustees, on behalf of the Trust, shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request by the Property Trustee for a List of Holders as of a date no more than 15 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in the Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

      (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3 REPORTS BY THE PROPERTY TRUSTEE.

      Within 60 days after [ ] of each year, commencing [ ] the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

SECTION 2.4 PERIODIC REPORTS TO PROPERTY TRUSTEE.

      Each of the Sponsor and the Administrative Trustees, on behalf of the Trust, shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

      Delivery of such reports, information and documents to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Sponsor's or Administrative Trustees' compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officer's Certificates).

SECTION 2.5 EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

      Each of the Sponsor and the Administrative Trustees, on behalf of the Trust, shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officer's Certificate.

SECTION 2.6 EVENTS OF DEFAULT; WAIVER.

      (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

            (i) is not waivable under the Indenture, the Event of Default under this Declaration shall also not be waivable; or

            (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under this Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Preferred Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

      (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

            (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Declaration as provided below in this Section 2.6(b) and
      Section 2.6(c), the Event of Default under this Declaration shall also not be waivable; or

            (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Declaration as provided below in this Section 2.6(b) and in Section 2.6(c), the Event of Default under this Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

      (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default with respect to the Preferred Securities under this Declaration. Any waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of the corresponding Event of Default under this Declaration with respect to the Common Securities for all purposes of this Declaration without further act, vote or consent of the Holders of the Common Securities. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 3l6(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7 EVENT OF DEFAULT; NOTICE.

      (a) The Property Trustee shall, within 90 days after a Responsible Officer of the Property Trustee obtains actual knowledge of the occurrence of an Event of Default, actually known to such Responsible Officer of the Property Trustee, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all such defaults with respect to the Securities, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

      (b) The Property Trustee shall not be deemed to have knowledge of any default except:

            (i) a default under Sections 6.01(a)(1) and 6.01(a)(2) of the Indenture provided that the Property Trustee is also the Paying Agent under the Indenture; or

            (ii) any default as to which the Property Trustee shall have received written notice which references the Securities and this Declaration at its Corporate Trust Office or of which a Responsible Officer of the Property Trustee charged with the administration of this Declaration shall have actual knowledge.

      The Sponsor and the Administrative Trustees shall file annually with the Property Trustee a certification as to whether or not they are in compliance with all the conditions applicable to them under this Declaration.

                                   ARTICLE III
                                  ORGANIZATION

SECTION 3.1 NAME.

      The Trust is named "MetLife Capital Trust II," as such name may be modified from time to time by the Administrative Trustees following written notice to the Delaware Trustee, the Property Trustee and Holders of the Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

SECTION 3.2 OFFICE.

      The address of the principal office of the Trust, for purposes of the Delaware Business Trust Act, is c/o Bank One Delaware, Inc., Three Christina Center, 201 North Walnut Street, Wilmington, New Castle County, Delaware, 19801. On ten Business Days written notice to the Property Trustee and Holders of the Securities, the Administrative Trustees may designate another principal office.

SECTION 3.3 PURPOSE.

      The exclusive purposes and functions of the Trust are (a) to issue and sell the Securities and use the gross proceeds from such sale to acquire the Debentures, and (b) except as otherwise set forth herein, to engage in only those other activities necessary, appropriate, convenient or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust. It is the intent of the parties to this Declaration for the Trust to be classified as a grantor trust for United States federal income tax purposes under Subpart E of Subchapter J of the Code, pursuant to which the owners of the Preferred Securities and the Common Securities will be the owners of the Trust for United States federal income tax purposes, and such owners will include directly in their gross income the income, gain, deduction or loss of the Trust as if the Trust did not exist. By the acceptance of this Declaration the Trustees, the Sponsor, the Preferred Security Beneficial Owners and the holders of the Common Securities agree that they will not take any position for United States federal income tax purposes which is contrary to the classification of the Trust as a grantor trust.

SECTION 3.4 AUTHORITY.

      Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees on behalf of the Trust in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5 TITLE TO PROPERTY OF THE TRUST.

      Except as provided in Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. A Holder shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6 POWERS AND DUTIES OF THE ADMINISTRATIVE TRUSTEES.

      The Administrative Trustees shall have the exclusive power, duty and authority and are hereby authorized and directed to cause the Trust to engage in the following activities:

      (a) to execute, deliver, issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a simultaneous issuance of both Preferred Securities and Common Securities on each Closing Date;

      (b) in connection with the issue and sale of the Preferred Securities to:

            (i) execute and file with the Commission the registration statement and the prospectus relating to the registration statement on Form S-3 prepared by the Sponsor, including any amendments or supplements thereto, pertaining to the Preferred Securities and to take any other action relating to the registration and sale of the Preferred Securities under federal and state securities laws;

            (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any State in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

            (iii) execute and file an application, prepared by the Sponsor, to the New York Stock Exchange, Inc. or any other national stock exchange or the Nasdaq Stock Market's National Market for listing upon notice of issuance of any Preferred Securities;

            (iv) execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act;

            (v) execute and enter into and deliver the Underwriting Agreement providing for the sale of the Preferred Securities; and

            (vi) execute and deliver letters, documents or instruments with DTC and other Clearing Agencies relating to the Preferred Securities.

      (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Trust and the Holders of the Preferred Securities and the Holders of Common Securities;

      (d) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, repayments, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

      (e) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities and this Declaration;

      (f) to the fullest extent permitted by law, to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to
Section 3.8(e) the Property Trustee has the exclusive power to bring such Legal Action;

      (g) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

      (h) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

      (i) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

      (j) to incur expenses that are necessary, appropriate, convenient or incidental to carry out any of the purposes of the Trust;

      (k) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

      (l) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

      (m) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust, including, but not limited to:

            (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

            (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

            (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes, provided that such action relating to this clause (iii) does not adversely affect the interests of Holders;

      (n) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust; and

      (o) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary, appropriate, convenient or incidental to the foregoing.

      The Administrative Trustees must exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

      Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8. No permissive power or authority available to the Administrative Trustees shall be construed to be a duty.

SECTION 3.7 PROHIBITION OF ACTIONS BY THE TRUST AND THE ADMINISTRATIVE TRUSTEES.

      The Trust shall not and the Administrative Trustees shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Administrative Trustees shall cause the Trust not to:

            (i) invest any proceeds received by the Trust with respect to the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

            (ii) acquire any assets other than as expressly provided herein;

            (iii) possess Trust property for other than a Trust purpose;

            (iv) make any loans or incur any indebtedness for borrowed money, other than loans represented by the Debentures;

            (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

            (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

            (vii) other than as provided in this Declaration or Annex I, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, unless, in the case of clauses (B), (C) and
      (D), the Trust shall have received an opinion of counsel to the effect that for United States federal income tax purposes the Trust will not be classified as other than a grantor trust as a result of such action.

SECTION 3.8 POWERS AND DUTIES OF THE PROPERTY TRUSTEE

      (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

      (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

      (c) The Property Trustee shall:

            (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Trust and the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is rated at least "A" or above by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

            (ii) engage in such ministerial activities as shall be necessary, appropriate, convenient or incidental to effect the repayment of the Preferred Securities and the Common Securities to the extent the Debentures mature or are redeemed; and

            (iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary, appropriate, convenient or incidental to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain special events (as may be defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

      (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities and this Declaration.

      (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration, or the Trust Indenture Act; provided, however, that if the Property Trustee fails to enforce its rights under the Debentures after a Holder of Preferred Securities has made a written request, such Holder of Preferred Securities may, to the fullest extent permitted by applicable law, institute a legal proceeding against the Debenture Issuer without first instituting any legal proceeding against the

Property Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest on or principal of the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder (a "Direct Action") on or after the due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of Common Securities will be subordinated to the rights of such Holders of Preferred Securities. In connection with such Direct Action, the Debenture Issuer shall be subrogated to the rights of such Holder of Preferred Securities with respect to payments on the Preferred Securities under this Declaration to the extent of any payment made by the Debenture Issuer to such Holder of Preferred Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the Holders of the Debentures.

      (f) The Property Trustee shall continue to serve as a Trustee until either:

            (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

            (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.6 (a "Successor Property Trustee").

      (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities and this Declaration.

      (h) The Property Trustee shall be authorized to undertake any actions set forth in Section 317(a) of the Trust Indenture Act.

      (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

      The Property Trustee must exercise the powers set forth in this Section
3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9 CERTAIN DUTIES AND RESPONSIBILITIES OF THE PROPERTY TRUSTEE.

      (a) The Property Trustee, before the occurrence of any Event of Default and after the curing or waiver of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants or obligations shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

      (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                  (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                  (B) in the absence of bad faith on the part of the Property
            Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration, but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not on their face they conform to the requirements of this Declaration (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

            (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

            (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds is not reasonably assured to it under the terms of this Declaration or if indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

            (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its fiduciary accounts generally, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration, the Business Trust Act and the Trust Indenture Act;

            (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

            (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

            (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

SECTION 3.10 CERTAIN RIGHTS OF PROPERTY TRUSTEE.

      (a) Subject to the provisions of Section 3.9:

            (i) the Property Trustee may in absence of bad faith conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine (and with respect to the certificates, reports, statements and opinions, are, in the absence of bad faith, believed by it to be true and accurate) and to have been signed, sent or presented by the proper party or parties;

            (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration shall be sufficiently evidenced by a Direction or an Officer's Certificate;

            (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of negligence or bad faith on its part, request and conclusively rely upon an Officer's Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

            (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or re-registration thereof;

            (v) the Property Trustee may consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

            (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the reasonable costs, expenses (including reasonable attorneys' fees and expenses and the reasonable expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee, provided that nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

            (vii) the Property Trustee shall be under no obligation to conduct an investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

            (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder in compliance with this Declaration;

            (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

            (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions;

            (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

            (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

      (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11 DELAWARE TRUSTEE.

      Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Trustees (except as required under the Business Trust Act) described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Business Trust Act. In the event that the Delaware Trustee shall at any time be required to take any action or perform any duty hereunder, the Delaware Trustee shall be entitled to the benefits of Section 3.9(b)(ii) through (viii) and Section 3.10. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

SECTION 3.12 EXECUTION OF DOCUMENTS.

      Except as otherwise required by applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents that the Administrative Trustees have the power and authority to execute pursuant to
Section 3.6.

SECTION 3.13 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

      The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.14 DURATION OF TRUST.

      The Trust, unless dissolved pursuant to the provisions of Article VIII
hereof, shall dissolve on [                     ].

SECTION 3.15 MERGERS.

      (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.15(b) and (c) and Section (3) of Annex I.

      (b) The Trust may, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State,

            (i) provided that if the Trust is not the surviving entity, the successor entity (the "Successor Entity") either:

                  (A) expressly assumes all of the obligations of the Trust
            under the Securities; or

                  (B) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities"), so long as the Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption, repayment and otherwise and substitutes for the Common Securities other securities having substantially the same terms as the Common Securities (the "Successor Common Securities"), so long as the Successor Common Securities rank the same as the Common Securities rank with respect to Distributions and payments upon liquidation, redemption, repayment and otherwise;

            (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Debentures;

            (iii) if the Preferred Securities are listed or quoted, any Successor Securities will be listed or quoted upon notification of issuance, on any national securities exchange, national automated quotation system or with another organization on which the Preferred Securities are then listed or quoted;

            (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

            (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities and any Successor Common Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity);

            (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

            (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                  (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                  (B) following such merger, consolidation, amalgamation,
            replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                  (C) following such merger, consolidation, amalgamation,
            replacement, conveyance, transfer or lease, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes;

            (viii) the Sponsor owns, directly or indirectly, all of the common securities of such Successor Entity;

            (ix) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Securities Guarantees; and

            (x) there shall have been furnished to the Property Trustee an Officer's Certificate and an Opinion of Counsel, each to the effect that all conditions precedent in this Declaration to such transaction have been satisfied.

      (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE IV
                                     SPONSOR

SECTION 4.1 SPONSOR'S PURCHASE OF COMMON SECURITIES.

      On the Closing Date the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount at least equal to 3.0% of the capital of the Trust, at the same time as the Preferred Securities are sold.

SECTION 4.2 RIGHTS AND RESPONSIBILITIES OF THE SPONSOR.

      In connection with the issue, sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

      (a) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 in relation to the Preferred Securities, including any amendments thereto;

      (b) if necessary, to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust), as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

      (c) if necessary, to prepare for filing by the Trust of an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq Stock Market's National Market for listing upon notice of issuance, if applicable, the Preferred Securities;

      (d) if necessary, to prepare for filing by the Trust with the Commission of a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

      (e) to negotiate the terms of the Underwriting Agreement providing for the sale of the Preferred Securities.

SECTION 4.3 RIGHT TO PROCEED.

      The Sponsor acknowledges the rights of Holders to institute a Direct Action as set forth in Section 3.8(e) hereto.

                                    ARTICLE V
                                    TRUSTEES

SECTION 5.1 NUMBER OF TRUSTEES.

      The number of Trustees initially shall be five (5), and:

      (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

      (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that, the number of Trustees shall in no event be less than two (2), provided further that (1) one Trustee shall meet the requirements of Section 5.2(a) or (b); (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with, the Sponsor (each an "Administrative Trustee" and, collectively, the "Administrative Trustees"); and (3) one Trustee shall be the Property

Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Property Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

SECTION 5.2 DELAWARE TRUSTEE.

      If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

      (a) a natural person who is a resident of the State of Delaware; or

      (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and
Section 3.11 shall have no application.

      (c) The initial Delaware Trustee shall be:

          Bank One Delaware, Inc.
          Three Christina Center
          201 North Walnut Street
          Wilmington, New Castle County, Delaware 19801

SECTION 5.3 PROPERTY TRUSTEE; ELIGIBILITY.

      (a) There shall at all times be one Trustee which shall act as Property Trustee for so long as this Declaration is required to qualify as an Indenture under the Trust Indenture Act, which shall:

            (i) not be an Affiliate of the Sponsor; and

            (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as a Property Trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Colum-bia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this
      Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

      (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

      (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

      (d) The Preferred Securities Guarantee and the Indenture shall be deemed to be specifically described in this Declaration and the Indenture for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

      (e) The initial Property Trustee shall be:

          Bank One Trust Company, N.A.
          1 Bank One Plaza
          Chicago, Illinois 60670

SECTION 5.4 CERTAIN QUALIFICATIONS OF ADMINISTRATIVE TRUSTEES AND DELAWARE
            TRUSTEE GENERALLY.

      Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5     ADMINISTRATIVE TRUSTEES.

         The initial Administrative Trustees shall be:

                  Leland C. Launer, Jr.
                  Ronald D. Nirenberg, Jr.
                  William H. Nugent



           (a) Except as otherwise expressly set forth in this Declaration and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

           (b) Except as otherwise required by applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6.

SECTION 5.6     APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES.

           (a) Subject to Section 5.6(b), Trustees may be appointed or removed with or without cause at any time:

                      (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

                      (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

           (b) (i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a Successor Property Trustee possessing the qualifications to act as Property Trustee under Section 5.3 has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees and the Sponsor; and

                      (ii) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Delaware Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.

           (c) A Trustee appointed to office shall hold office until such Trustee's successor shall have been appointed or until such Trustee's death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Administrative Trustees, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                      (i) no such resignation of the Trustee that acts as the Property Trustee shall be effective:

                                 (A) until a Successor Property Trustee has been
                      appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees, the Sponsor and the resigning Property Trustee; or

                                 (B) until the assets of the Trust have been
                      completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

                      (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

           (d) The Holders of the Common Securities shall use all reasonable efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

           (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case maybe.

           (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

           (g) At the time of resignation or removal of the Property Trustee or the Delaware Trustee, the Sponsor shall pay to such Trustee any amounts that may be owed to such Trustee pursuant to the Indenture.

SECTION 5.7     VACANCIES AMONG TRUSTEES.

         If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two Administrative Trustees, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with
Section 5.6.

SECTION 5.8     EFFECT OF VACANCIES.

           The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy among the Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.6, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

SECTION 5.9     MEETINGS.

           If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or other wise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at (i) a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or (ii) without a meeting and without prior notice by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

SECTION 5.10     DELEGATION OF POWER.

           (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents that the Administrative Trustees have power and authority to cause the Trust to execute pursuant to
Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

           (b) the Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

SECTION 5.11     MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

           Any corporation into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VI
                                  DISTRIBUTIONS

SECTION 6.1     DISTRIBUTIONS.

           Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms attached hereto as Annex I. If and to the extent that the Debenture Issuer makes a payment of interest (including compounded interest), premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent it has actually received such funds which are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1     GENERAL PROVISIONS REGARDING SECURITIES.

           (a) The Administrative Trustees shall, on behalf of the Trust, issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Preferred Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

           (b) The Certificates shall be signed on behalf of the Trust by an Administrative Trustee. Such signature shall be the manual or facsimile signature of any present or any future Administrative Trustee. In case any Administrative Trustee who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the Person who signed such Certificates had not ceased to be such Administrative Trustee; and any Certificate may be signed on behalf of the Trust by such Persons who, at the actual date of execution of such Certificate, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such Person was not such an Administrative Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage. The Preferred Securities Certificates shall also be authenticated by the Property Trustee. Such signature shall be an original signature of the Property Trustee.

           (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

           (d) Upon issuance of the Securities as provided in this Declaration, subject to Section 10.1(b), the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust.

           (e) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

SECTION 7.2     PAYING AGENT/REGISTRAR.

           In the event that the Preferred Securities are not in book-entry only form, the Trust shall maintain an office or agency where the Preferred Securities may be presented for payment ("Paying Agent"), and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. The Administrative Trustees on behalf of the Trust may appoint the Paying Agent and may appoint one or more additional paying agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Administrative Trustees may change any Paying Agent without prior notice to any Holder. The Administrative Trustees shall notify the Property Trustee of the name and address of any Paying Agent not a party to this Declaration. If the Administrative Trustees fail to appoint or maintain another entity as Paying Agent, the Property Trustee shall act as such. The Administrative Trustees or any of their Affiliates (including the Sponsor) may act as Paying Agent. The Property Trustee at its Corporate Trust Office shall initially act as Paying Agent for the Preferred Securities and the Common Securities. The Trust shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Preferred Securities may be presented for registration of transfer ("Registrar"). The Registrar shall keep a register of the Preferred Securities and of their transfer. The Administrative Trustee may appoint the Registrar and the Paying Agent and may appoint one or more co-registrars and one or more additional paying agents in such other locations as they shall determine. The term "Registrar" includes any additional registrar. The Administrative Trustees may change any Registrar or co-registrar without prior notice to any Holder. The Administrative Trustees shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Administrative Trustees fail to appoint or maintain another entity as Registrar, the Property Trustee shall act as such. Any Administrative Trustee or any Affiliates of an Administrative Trustee may act as Registrar. The Trust shall act as Registrar for the Common Securities.

         Notwithstanding Sections 3.6(b)(vi) and 3.6(k), the Trust initially appoints the Property Trustee as Registrar for the Preferred Securities and authorizes it to execute and deliver letters, documents and instruments with DTC and other Clearing Agencies relating to the Preferred Securities.


                                  ARTICLE VIII
                              TERMINATION OF TRUST

SECTION 8.1      DISSOLUTION OF TRUST.

           (a) The Trust shall dissolve upon the first of the following to occur:

                      (i) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor; or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                      (ii) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

                      (iii) when all the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

                      (iv) upon the written consent to dissolve of all of the Administrative Trustees and the Sponsor; or

                      (v) the expiration of the term of the Trust provided in
           Section 3.14 of this Declaration.

           (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and upon completion of the winding-up of the Trust, the Administrative Trustees shall file a certificate of cancellation of the certificate of trust of the Trust with the Secretary of State of the State of Delaware.

           (c) The provisions of Article X shall survive the termination of the Trust.

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

SECTION 9.1     TRANSFER OF SECURITIES.

           (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

           (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

           (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                      (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

                      (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

SECTION 9.2     TRANSFER OF CERTIFICATES.

           The Registrar shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Registrar may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Registrar shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Property Trustee duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Registrar. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

SECTION 9.3     DEEMED SECURITY HOLDERS.

           The Trustees may treat the Person in whose name any Certificate shall be registered in the register maintained by the Registrar or on the books and records of the Trust as the sole Holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

SECTION 9.4     BOOK ENTRY INTERESTS.

           The Preferred Securities Certificates, on original issuance, in addition to being issued in the form of one or more definitive, fully registered Preferred Securities Certificates (each a "Definitive Preferred Securities Certificate") registered initially in the books and records of the Trust in the name of [ ] will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificate(s) shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificate(s), except as provided in Section 9.7. Except for the Definitive Preferred Security Certificates as specified herein and the definitive, fully registered Preferred Securities Certificates, if any, that have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7:

           (a) the provisions of this Section 9.4 shall be in full force and effect;

           (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificate(s) and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificate(s) and shall have no obligation to the Preferred Security Beneficial Owners;

           (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section
9.4 shall control; and

           (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants to receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants; provided, that, solely for the purposes of determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Declaration, so long as Definitive Preferred Security Certificates have not been issued, the Trustees may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Preferred Security Beneficial Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part.

SECTION 9.5      NOTICES TO CLEARING AGENCY.

           Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, unless and until definitive fully registered Preferred Security Certificates shall have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7 or otherwise, the Trustees shall give all such notices and communications specified herein to be given to the Preferred Security Holders to the Clearing Agency, and the Trustees shall have no notice obligations to the Preferred Security Beneficial Owners.

SECTION 9.6     APPOINTMENT OF SUCCESSOR CLEARING AGENCY.

           If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

SECTION 9.7     DEFINITIVE PREFERRED SECURITY CERTIFICATES.

           If:

           (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.6; or

           (b) the Administrative Trustees elect after consultation with the Sponsor to terminate the book-entry system through the Clearing Agency with respect to the Preferred Securities, then:

           (c) definitive fully registered Preferred Security Certificates shall be prepared by the Administrative Trustees on behalf of the Trust with respect to such Preferred Securities; and

           (d) upon surrender of the Global Certificate(s) by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees on behalf of the Trust shall cause definitive fully registered Preferred Securities Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The definitive fully registered Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

SECTION 9.8     MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If:

           (a) any mutilated Certificate should be surrendered to the Administrative Trustees, or if the Administrative Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

           (b) there shall be delivered to the Administrative Trustees, the Property Trustee and any Registrar such security or indemnity as may be required by them to keep each of them and the Trust harmless, then, in the absence of notice that such Certificate shall have been acquired by a protected purchaser, any Administrative Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Administrative Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

           Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                    ARTICLE X
                       LIMITATION OF LIABILITY OF HOLDERS
                        OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1     LIABILITY.

           (a) Except as expressly set forth in this Declaration, the Debentures, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

                      (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities, which shall be made solely from assets of the Trust; or

                      (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

           (b) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2     EXCULPATION.

           (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence, bad faith or willful misconduct with respect to such acts or omissions.

           (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3     FIDUCIARY DUTY.

           (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust, any other Indemnified Person or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

           (b) Unless otherwise expressly provided herein:

                      (i) whenever a conflict of interest exists or arises between any Covered Person and an Indemnified Person; or

                      (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

           (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                      (i) in its "sole discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                      (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4     [Intentionally Deleted.]

SECTION 10.5     OUTSIDE BUSINESSES.

           Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee (subject to Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

           The Sponsor agrees:

           (1) to pay to the Property Trustee and Delaware Trustee from time to time such compensation as the Sponsor and the Property Trustee and Delaware Trustee shall from time to time agree in writing for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

           (2) to reimburse the Property Trustee and the Delaware Trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Property Trustee or Delaware Trustee in accordance with any provision of this Declaration (including the compensation and the expenses and disbursements of agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith.

           The provisions of this Section shall survive the termination of this Declaration, the dissolution of the Trust and the resignation or removal of the Property Trustee or Delaware Trustee.

                                   ARTICLE XI
                                   ACCOUNTING

SECTION 11.1     FISCAL YEAR.

           The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2     CERTAIN ACCOUNTING MATTERS.

           (a) At all times during the existence of the Trust, the Trust shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

           (b) The Trust shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustee(s) on behalf of the Trust shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

           (c) The Administrative Trustees on behalf of the Trust shall cause to be duly prepared and filed with the appropriate taxing authority an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Trust with any state or local taxing authority.

SECTION 11.3    BANKING.

           The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

SECTION 11.4     WITHHOLDING.

           The Administrative Trustees on behalf of the Trust shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees on behalf of the Trust shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

SECTION 12.1     AMENDMENTS.

           (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by the Administrative Trustees (or, if there are more than two Administrative Trustees, a majority of the Administrative Trustees); and

                      (i) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, also by the Property Trustee; and

                      (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, also by the Delaware Trustee;

           (b) no amendment shall be made:

                      (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received;

                                 (A) an Officer's Certificate from each of the
                      Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                                 (B) an opinion of counsel (who may be counsel
                      to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                      (ii) to the extent the result of such amendment would be to:

                                 (A) cause the Trust to fail to continue to be
                      classified for purposes of United States federal income taxation as a grantor trust;

                                 (B) reduce or otherwise adversely affect the
                      powers of the Property Trustee in contravention of the Trust Indenture Act; or

                                 (C) cause the Trust to be deemed to be an
                      Investment Company required to be registered under the Investment Company Act;

           (c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would materially and adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

           (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

           (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;

           (f) the rights of the holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

           (g) notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

                      (i) cure any ambiguity;

                      (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                      (iii) add to the covenants, restrictions or obligations of the Sponsor;

                      (iv) to conform to any change in the Investment Company Act or the rules and regulations promulgated thereunder or any written change in interpretation or application of such act or such rules or regulations by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders;

                      (v) to modify, eliminate and add to any provision of the Declaration to such extent as may be necessary; and

                      (vi) cause the Trust to continue to be classified for United States federal income tax purposes as a grantor trust.

SECTION 12.2     MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN
                 CONSENT.

           (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more requests to call a meeting in writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

           (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                      (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                      (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                      (iii) each meeting of the Holders of the Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                      (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or traded otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII
                           REPRESENTATIONS OF PROPERTY
                          TRUSTEE AND DELAWARE TRUSTEE

SECTION 13.1     REPRESENTATIONS AND WARRANTIES OF PROPERTY TRUSTEE.

           The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee, that:

           (a) the Property Trustee is a banking corporation, a national banking association or a bank with trust powers, duly organized, validly existing and in good standing under the laws of the United States of America or any State of the United States, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

           (b) the Property Trustee satisfies the requirements set forth in
Section 5.3(a);

           (c) the execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

           (d) the execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Property Trustee; and

           (e) no consent, approval or authorization of, or registration with or notice to, any New York State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration.

SECTION 13.2     REPRESENTATIONS AND WARRANTIES OF DELAWARE TRUSTEE.

           The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that:

           (a) the Delaware Trustee is a banking corporation or national banking association, duly organized, validly existing and in good standing under the laws of the State of Delaware or the United States, as the case may be, with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

           (b) the execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. The Declaration has been duly executed and delivered by the Delaware Trustee, and it constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

           (c) no consent, approval or authorization of, or registration with or notice to, any State of Delaware or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Declaration;

           (d) the execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Delaware Trustee; and

         (e) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                   ARTICLE XIV
                                  MISCELLANEOUS

SECTION 14.1     NOTICES.

           All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered by first class mail, telecopied or sent by overnight courier as follows:

           (a) if given to the Trust, for purposes of the Delaware Business Trust Act in care of the Delaware Trustee at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                  MetLife Capital Trust II
                  c/o Bank One Trust Company, N.A.
                  153 West 51st Street
                  N.Y., N.Y. 10019
                  Attn:  Mary Fonti

                  with a copy to:

                  MetLife, Inc.
                  One Madison Avenue
                  New York, New York 10010-3690
                  Attn:    Treasurer's Office

           (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

                 Bank One Trust Company, N.A.
                 153 West 51st Street
                 N.Y., N.Y. 10019
                 Attn: Mary Fonti

           (c) if given to the Property Trustee, at its Corporate Trust Office to the attention of Corporate Trust Administration (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                  Bank One Trust Company, N.A.
                  153 West 51st Street
                  N.Y., N.Y. 10019
                  Attn: Mary Fonti

           (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                  MetLife, Inc.
                  One Madison Avenue
                  New York, New York 10010-3690
                  Attn:    Treasurer's Office

           (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

           All such notices shall be deemed to have been given when received in person, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2     GOVERNING LAW.

           This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 14.3     INTENTION OF THE PARTIES.

           It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 14.4     HEADINGS.

           Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 14.5     SUCCESSORS AND ASSIGNS.

           Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

SECTION 14.6     PARTIAL ENFORCEABILITY.

           If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7     COUNTERPARTS.

           This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

SECTION 14.8     CUSIP NUMBERS.

           The Trust in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustees shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Administrative Trustees will promptly notify the Property Trustee of any change in the "CUSIP" numbers.

           IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                                _____________________________________________
                                By: Leland C. Launer, Jr., as Administrative Trustee of the Trust

                                _____________________________________________
                                By: Ronald D. Nirenberg, Jr., as Administrative Trustee of the Trust


                                _____________________________________________
                                By:  William H. Nugent, as Administrative
                                Trustee of the Trust


                                BANK ONE DELAWARE, INC.,
                                as Delaware Trustee


                                By:__________________________________________
                                   Name:
                                   Title:

                                BANK ONE TRUST COMPANY, N.A.,
                                as Property Trustee


                                By:__________________________________________
                                   Name:
                                   Title:


                                METLIFE, INC.
                                as Sponsor

                                By:__________________________________________
                                   Name:
                                   Title:

                                                                         ANNEX I

                             TERMS AND CONDITIONS OF
                             % PREFERRED SECURITIES
                               % COMMON SECURITIES


         Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of ___, 2001 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in the Declaration, as defined in the Prospectus referred to below):

(1)      Designation and Number.

         (a) Preferred Securities.   Preferred Securities of the Trust, with an
aggregate liquidation amount with respect to the assets of the Trust of
dollars ($    ) and a liquidation amount with respect to the assets of the Trust of $ per Preferred Security, are hereby designated for the purposes of identification only as "____% Preferred Securities" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by applicable law or the rules of any stock exchange on which the Preferred Securities are listed or to con form to ordinary usage, custom or practice.

         (b) Common Securities.    Common Securities of the Trust, with an
aggregate liquidation amount with respect to the assets of the Trust of
dollars ($    ) and a liquidation amount with respect to the assets of the Trust of $___ per Common Security, are hereby designated for the purposes of identification only as " ____% Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by applicable law or to conform to ordinary usage, custom or practice.

(2)      Distributions.

         (a) Distributions payable on each Security will be fixed initially at a rate per annum of ____% (the "Coupon Rate") of the stated liquidation amount of $___ per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions, any such interest payable [and any additional Distributions accrued during a Deferral Period (as defined below)] unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has received funds therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year consisting of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed in such 90-day quarter based on 30-day months. The Sponsor has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for the maximum consecutive period, if any, specified for such series of Debentures, (each period a "Deferral Period"), provided that such Deferral Period (or any extension thereof) may not extend beyond the Stated Maturity Date or Redemption Date (as such terms are defined in the Indenture) of any Debenture of such series, and must end on an Interest Payment Date (as such term is defined in the Indenture) or, if the Debentures are redeemed, on an Interest Payment Date or the Redemption Date for such Debentures, and provided further that at the end of each Deferral Period the Sponsor shall pay all interest then accrued and unpaid (together with interest thereon to the extent permitted by applicable law at the rate accruing on such Debentures). As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with additional Distributions thereon (to the extent permitted by applicable law) at the Coupon Rate, compounded quarterly during any such Deferral Period. Prior to the termination of any such Deferral Period, the Sponsor may further extend such Deferral Period; provided that such Deferral Period together with all such previous and further deferrals thereof may not extend beyond the maturity of the Debentures under the Indenture. Payments of deferred and additional Distributions will be payable on an Interest Payment Date (as defined in the Indenture) elected by the Sponsor to Holders as they appear on the books and records of the Trust on the record date fixed for such Interest Payment Date. Upon the termination of any Deferral Period and the payment of all amounts then due, the Sponsor may commence a new Deferral Period, subject to the above requirements.

         (b) Distributions on the Securities will be cumulative, will accrue from ___, 200_, and will be payable (subject to Section 2(a)) quarterly in arrears, on _______, _________ and _______ of each year, commencing ___ on ____, 200_, except as otherwise described below.

         (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust at the close of business on the Business Day immediately preceding each of the relevant payment dates on the Securities. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Preferred Securities will be made as described under the heading "Description of the Preferred Securities--Book-Entry Only Issuance" in the Prospectus Supplement dated ___, 200_, to the Prospectus dated ___, 2001 (together, the "Prospectus") of the Trust relating to the Registration Statement on Form S-3 (file nos. 333- ____, 333-____ and 333-_____) of the Sponsor and the Trust. The relevant record dates for the Common Securities, shall be the same record date as for the Preferred Securities. If the Preferred Securities shall not continue to remain in book-entry only form or are not in book-entry only form at issuance, the relevant record dates for the Preferred Securities shall conform to the rules of any securities exchange on which the Preferred Securities are listed and, if none, as shall be selected by the Administrative Trustees, which dates shall be at least more than one, but less than 60, Business Days before the relevant payment dates, which payment dates correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

(3)      Liquidation Distribution Upon Dissolution.

         In the event of any voluntary or involuntary dissolution of the Trust, the Holders of the Securities on the date of the dissolution will be entitled to receive out of the assets of the Trust, after satisfaction (whether by payment or reasonable provision for payment) of liabilities to creditors of the Trust,
an amount equal to the aggregate of the stated liquidation amount of $     per
Security plus accrued and unpaid Distributions thereon to the date of payment, unless in connection with such dissolution, Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities (either of the foregoing being a "Liquidation Distribution").

         If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

(4)      Voting Rights - Preferred Securities.

         (a) Except as provided under Sections 4(b) and 6 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

         (b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Preferred Securities, voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waiving any past default and its consequences that is waivable under the Indenture, (iii) exercising any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or (iv) consenting to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, provided, however, that, where a consent or action under the Indenture specifically would require the consent or act of the Holders of greater than a majority of the holders in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Property Trustee fails to enforce its rights under the Debentures after a Holder of Preferred Securities has made a written request, such Holder of Preferred Securities may, to the fullest extent permitted by applicable law, institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Debentures without first instituting a legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable, then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder on or after the respective due date specified in the Debentures. Except as provided in the preceding sentence, the Holders of Preferred Securities shall not exercise directly any other remedy available to the holders of the Debentures.

         Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

         No vote or consent of the Holders of the Preferred Securities will be required for the Trust to repay and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities. Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

(5)      Voting Rights - Common Securities.

         (a) Except as provided under Sections 5(b), 5(c) and 6 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

         (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

         (c) Subject to Section 2.6 of the Declaration and only after any Event of Default with respect to the Preferred Securities has been cured, waived or otherwise eliminated, the Property Trustee shall not (i) direct the time, method, and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, without in each case, obtaining the prior approval of the Holders of a Majority in liquidation amount of Common Securities, provided that, where a consent under the Indenture specifically would require the consent of the Holders of a Super Majority, the Property Trustee may only give such consent at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this Section 5(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. The Property Trustee shall not take any of the foregoing actions under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may, to the fullest extent permitted by law, institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person.

         Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

         No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

(6)      Amendments to Declaration and Indenture.

         (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Administrative Trustees otherwise propose to effect, (i) any action that would materially adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities as a class will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

         (b) In the event the consent of the Property Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination on the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture specifically would require a Super Majority, the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under Section 6(a) or this Section 6(b) unless (i) the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action or (ii) such action would not reduce or otherwise adversely affect the powers of the Property Trustee or cause the Trust to be deemed an "investment company" which is required to be registered under the Investment Company Act.

(7)      Redemption and Distribution.

            (a) Upon the repayment of the Debentures in whole or in part, whether at Maturity Date or upon redemption (either at the option of the Debenture Issuer or pursuant to a Special Event as described below), the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price of $__ per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the "Redemption Price"). Holders shall be given not less than 30 nor more than 60 days' notice of such redemption. Prior to any such redemption, the Debenture Issuer will obtain any required regulatory approval.

            (b) Subject to obtaining any required regulatory approval, if, at any time, a Tax Event or an Investment Company Event (each as defined below, and each a "Special Event") shall occur and be continuing, the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures, in whole or in part, for cash within 90 days following the occurrence of such Special Event, and, following such redemption, Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that if at the time there is available to the Debenture Issuer or the Trust the opportunity to eliminate, within such 90-day period, the Special Event by taking some ministerial action, such as filing a form or making an election or pursuing some other similar reasonable measure that will have no adverse effect on the Trust, the Debenture Issuer or the holders of the Securities, then the Debenture Issuer or the Trust will pursue such measure in lieu of redemption.

            "Tax Event" means that the Administrative Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "Tax Event Opinion") to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination on or after the date of the relevant supplement to the Prospectus), in either case after the date of the relevant supplement to the Prospectus, there is more than an insubstantial risk that (i) the Trust would be subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges, or (iii) interest payable to the Trust on the Debentures would not be deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes.

            "Investment Company Event" means that the Administrative Trustees shall have received an opinion of a nationally recognized independent counsel experienced in practice under the Investment Company Act (an "Investment Company Event Opinion") to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is a more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the date of the relevant supplement to the Prospectus.

                 (c) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all Distribution periods that expire on or before the date of redemption.

                  (d) The procedure with respect to redemptions or distributions of Debentures shall be as follows:

                  (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for repayment or redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this
                           Section 7(d)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by a Clearing Agency or its nominee, the distribution of the proceeds of such redemption will be made to the Clearing Agency or its nominee and disbursed by such Clearing Agency in accordance with the procedures applied by such agency or nominee.

                  [(iii) If securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, such notice shall be irrevocable and (A) with respect to Preferred Securities registered in the name of or held of record by a Clearing Agency or its nominee, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related maturity or redemption of the Debentures by 10:00 a.m., New York City time, on the Maturity Date or the date of redemption, as the case may be, the Property Trustee or the Paying Agent will pay to the Clearing Agency or its nominee funds sufficient to pay the applicable Redemption Price with respect to such Preferred Securities, and (B) with respect to Preferred Securities issued in certificated form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related maturity or redemption of the Debentures, the Property Trustee or the Paying Agent will pay the relevant Redemption Price to the Holders of such Securities against presentation to the Registrar of the certificates therefor. If a Redemption/Distribution Notice shall have been given and funds deposited with the Property Trustee to pay the Redemption Price (including all unpaid Distributions) with respect to the Securities called for redemption, then immediately prior to the close of business on the redemption date, Distributions will cease to accumulate on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Securities shall cease to be outstanding.]

                  (iv) Payment of accumulated and unpaid Distributions on the redemption date of any Securities will be subject to the rights of Holders of such Securities on the close of business on a regular record date in respect of a Distribution Date occurring on or prior to such Redemption Date.

                  (v) Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of (A) any Securities beginning on the opening of business 15 days before the day of mailing of a Redemption/Distribution Notice or (B) any Securities selected for redemption (except the unredeemed portion of any Security being redeemed). If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business

                           Day (and without any interest or other payment in respect of any such delay) [except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case] with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or the Paying Agent or by the Sponsor as guarantor pursuant to the Preferred Securities Guarantee, on the date fixed for redemption, (A) Distributions on such Securities will continue to accumulate from such redemption date to the actual date of payment, and
                           (B) the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                  (vi) Subject to the foregoing and applicable law (including, with out limitation, United States federal securities laws), the Sponsor or any of its Affiliates may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

(8)      Pro Rata.

         A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

(9)      Ranking.

         The Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

(10)     Acceptance of Securities Guarantee and Indenture.

         Each Holder of Preferred Securities and Common Securities by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively.

(11)     No Preemptive Rights.

         The Holders of the Securities shall have no preemptive or similar rights to subscribe for any additional Securities.

(12)     Miscellaneous.

         These terms constitute a part of the Declaration.

         The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

         Capitalized terms used but not otherwise defined in this Annex I shall have the meanings assigned thereto in the Declaration.

                                                                     EXHIBIT A-1

                     FORM OF PREFERRED SECURITY CERTIFICATE


         [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT - This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

         Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

Certificate Number _______         Number of Preferred Securities_____________


                                                         CUSIP NO.____________

                                      A1-1

     Certificate Evidencing Preferred Securities of MetLife Capital Trust II
                           ___% Preferred Securities

                (liquidation amount $___ per Preferred Security)


         MetLife Capital Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that______________ (the "Holder") is the registered owner of_______________________ Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust designated as the ___% Preferred Securities (liquidation amount $____ per preferred security) (the "Preferred Securities"). The Preferred Securities are transfer able on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of ________, 2001, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance of this certificate or a beneficial interest in this certificate, the Holder and the Preferred Security Beneficial Owner agree to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

                                      A1-2

         IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of _____________, 200_.



                                            METLIFE CAPITAL TRUST II


                                            By:_________________________
                                                  Name:
                                                  Title:  Administrative Trustee


                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Preferred Securities Certificates referred to in the within-mentioned Declaration.


                                            ______________________________
                                                     Property Trustee

                                            By:_________________________
                                                  Name:
                                                  Title:


                                      A1-3

                          [FORM OF REVERSE OF SECURITY]


         Distributions payable on each Preferred Security will be fixed at a rate per annum of ___% (the "Coupon Rate") of the stated liquidation amount of $___ per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions, any such interest payable [and any additional Distributions accrued during a Deferral Period (as defined below)] unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has received funds therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year consisting of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed in such 90-day quarter based on 30-day months. [The Sponsor has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding five years (each a "Deferral Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with additional Distributions thereon (to the extent permitted by applicable law) at the Coupon Rate, compounded quarterly during any such Deferral Period. Prior to the termination of any such Deferral Period, the Sponsor may further extend such Deferral Period; provided that such Deferral Period together with all such previous and further deferrals thereof may not exceed five years or extend beyond the maturity of the Debentures under the Indenture. Payments of deferred and additional Distributions will be payable on an Interest Payment Date (as defined in the Indenture) elected by the Sponsor to Holders as they appear on the books and records of the Trust on the record date fixed for such Interest Payment Date. Upon the termination of any Deferral Period and the payment of all amounts then due, the Sponsor may commence a new Deferral Period, subject to the above requirements.]

         Except as otherwise described in the Declaration, Distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on _____ , _____ and _____ of each year, commencing on ________ , to holders of record, if in book- entry only form, one Business Day prior to such payment date, which payment dates


                                      A1-4
shall correspond to the interest payment dates on the Debentures. In the event that the Preferred Securities are not in book-entry form, the Administrative Trustees will have the right to select relevant record dates, which will be more than one Business Day but less than 60 Business Days prior to the relevant payment dates.

         The Preferred Securities shall be redeemable as provided in the Declaration.


                                      A1-5

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
        (Insert assignee's social security or tax identification number)


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                    (Insert address and zip code of assignee)

and irrevocably appoints

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

        Dated:                             Signature:___________________________

                                            Signature Guarantee:________________

(Sign exactly as your name appears on the other side of this Preferred Security Certificate)


                                      A1-6

                                                                     EXHIBIT A-2


                       FORM OF COMMON SECURITY CERTIFICATE


         THE COMMON SECURITIES MAY ONLY BE TRANSFERRED BY THE DEBENTURE ISSUER AND ANY RELATED PARTY TO THE DEBENTURE ISSUER OR A RELATED PARTY OF THE DEBENTURE ISSUER, PROVIDED THAT, ANY SUCH TRANSFER IS SUBJECT TO THE CONDITION PRECEDENT THAT THE TRANSFEROR OBTAIN THE WRITTEN OPINION OF NATIONALLY RECOGNIZED INDEPENDENT COUNSEL EXPERIENCED IN SUCH MATTERS THAT SUCH TRANSFER WOULD NOT CAUSE MORE THAN AN INSUBSTANTIAL RISK THAT:

                  (a) THE TRUST WOULD NOT BE CLASSIFIED FOR UNITED STATES FEDERAL INCOME TAX PURPOSES AS A GRANTOR TRUST;
         AND

                  (b) THE TRUST WOULD BE AN INVESTMENT COMPANY OR THE TRANSFEREE WOULD BECOME AN INVESTMENT COMPANY.


Certificate Number _____________ Number of Common Securities____________


                                                             CUSIP NO._________




                                      A2-1

      Certificate Evidencing Common Securities of MetLife Capital Trust II

                          _____ % Common Securities

                   (liquidation amount $____ per Common Security)

         MetLife Capital Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that MetLife, Inc. (the "Holder") is the registered owner of common securities of the Trust representing common undivided beneficial interests in the assets of the Trust designated as the ___% Common Securities (liquidation amount $____ per common security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of _________, 2001 as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.


                                      A2-2

         IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of _______________, _____.

                                        METLIFE CAPITAL TRUST II


                                        By:_________________________________
                                              Name:
                                              Title:  Administrative Trustee

                                      A2-3

                          [FORM OF REVERSE OF SECURITY]

         Distributions payable on each Common Security will be fixed at a rate per annum of ___% (the "Coupon Rate") of the stated liquidation amount of $___ per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable [and any additional Distributions accrued during a Deferral Period (as defined below)] unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and, to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month. [The Sponsor has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding five years (each a "Deferral Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with additional Distributions thereon (to the extent
permitted by applicable law) at the Coupon Rate through and including     ,
compounded quarterly during any such Deferral Period. Prior to the termination of any such Deferral Period, the Sponsor may further extend such Deferral Period; provided that such Deferral Period together with all such previous and further deferrals thereof may not exceed five years or extend beyond the maturity of the Debentures under the Indenture. Payments of deferred and additional Distributions will be payable on an Interest Payment Date (as defined in the Indenture) elected by the Sponsor to Holders as they appear on the books and records of the Trust on the record date fixed for such Interest Payment Date. Upon the termination of any Deferral Period and the payment of all amounts then due, the Sponsor may commence a new Deferral Period, subject to the above requirements.]

         Except as otherwise described in the Declaration, distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on _______, _____ and ______, commencing on _____, to Holders of record one Business Day prior to such payment dates, which payment dates shall correspond to the interest payment dates on the Debentures.

         The Common Securities shall be redeemable as provided in the Declaration.

                                      A2-4

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
        (Insert assignee's social security or tax identification number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                (Insert address and zip code of assignee)

and irrevocably appoints

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Dated:                              Signature:______________________________

                                    Signature Guarantee:_____________________

(Sign exactly as your name appears on the other side of this Common Security Certificate)


                                      A2-5

                                    EXHIBIT B

                              SPECIMEN OF DEBENTURE


                                       B-1